Exhibit 99.1

 17th Annual Needham Technology & Media Conference  May 19, 2022  1

 2  Disclaimer and Notes  In General. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.” Gannett Co., Inc. is referred to in this Presentation as “Gannett,” “we,” “us,” “our” or the “Company”.  Cautionary Statement Regarding Forward-Looking Statements. Certain items in this Presentation may constitute forward-looking statements within the  meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our business outlook, digital revenue performance and growth, growth in our Digital Marketing Solutions segment, growth of and demand for our digital-only subscriptions and digital marketing and advertising services, any future share repurchases, including under our stock repurchase program, our expectations regarding our free cash flows, revenues, income attributable to Gannett, same-store revenues, cash flows, and our net leverage, expectations regarding our growth rate and inflection point, including growth in revenues and Adjusted EBITDA, our ability to create long-term stockholder value, our expectations, in terms of both amount and timing, with respect to debt repayment, our expected capital expenditures, our strategy, our environmental, social, and governance goals, our ability to achieve our operating priorities, growth of our average revenue per customer, our long-term opportunities, and future revenue trends and our ability to influence trends. Words such as "expect(s)", “project(s)“, “anticipate(s)”,“estimate(s)”, "believe(s)", "will", "target,“, “focused”, “prioritizing”, “goal(s)”, "outlook" and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties. These and other risks and uncertainties could cause actual results to differ materially from those described in the forward- looking statements, many of which are beyond our control. The Company can give no assurance its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Presentation. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company’s most recent Annual Report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this Presentation. Except to the extent required by law, the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.  Past Performance. In all cases where historical performance is presented, please note that past performance is not a reliable indicator of future results and  should not be relied upon as the basis for making an investment decision. This Presentation is not an offer to sell, nor a solicitation of an offer to buy any securities.  Non-GAAP Measures. This Presentation includes non-GAAP measures, such as Adjusted EBITDA and Adjusted EBITDA margin. See the “Appendix” in this Presentation for information regarding these non-GAAP measures, including reconciliations to the most directly comparable U.S. GAAP financial measure, except for forward looking non-GAAP measures where such reconciliation is not available without reasonable effort.

 Gannett operates a scalable, data-driven digital media platform that is fully aligned with consumer and digital marketing trends.  We are a subscription-led and digitally-focused media and marketing solutions  company that is committed to empowering communities to thrive.  Our strategy is focused on driving audience growth and engagement by delivering deeper content experiences to our consumers, while offering the products and marketing expertise our business partners desire.  3

 Key Operating Pillars  Strong Opportunity for Creating Stakeholder Value  Accelerate digital subscriber growth  Drive digital marketing services (DMS) growth  Optimize traditional business  Prioritize investments in growth businesses  Build on inclusive & diverse culture  Significant digital  scale  Leverage integrated sales structure and lead generation strategy to grow customer base  Data and insights inform new and dynamic marketing products and services  Structural changes to improve longer term performance of the portfolio  Print advertising continues to offer a compelling branding opportunity across our U.S. and U.K. operations  Progress toward stated 2025 workforce diversity goals  Align our culture around empowering our communities to thrive and putting our customers at the center of everything we do  Identify, test, and invest in opportunities for growth  Examples include:  USA TODAY NETWORK Ventures (Events + Promotions)  Reviewed.com  Sports Betting / Gaming Partnership Opportunity  2025 outlook of 6 million digital-only subscriptions, inclusive of new offerings tailored to specific users  Anchored on high- quality, original, impactful journalism and premium content experiences  4

Topline Stats: Growth Drivers

Local and National reach across U.S. and U.K. in Q1 2022

Accelerate digital-only subscriber growth

1.75M
Quarter End Digital-Only Subscribers

↑ 44% Year-over-Year

191M
Average Monthly Unique Visitors

Drive digital marketing solutions (DMS) growth

$107.3M
DMS Core Platform Revenues(1)

↑ 14% Year-over-Year

15.4K
Average monthly DMS Core Platform Customers(2)

Optimize traditional business

1.8M
Total U.S. Quarterly Print Subscribers

136 Markets
Digital Saturday Initiative

Eliminated ~70 free print products
Optimization led to improved Adjusted EBITDA

Prioritize investments in growth businesses

$11.7M
USA TODAY NETWORK Ventures Revenue

↑ 83% Year-over-Year

115K
Total Quarterly Event Attendees

Build on inclusive and diverse culture


Gannett Inclusion Report 2021

Published 2nd annual Inclusion Report and inaugural ESG Report(3)

1. Core platform revenue is defined as revenue derived from customers utilizing the Company's proprietary digital marketing services platform that are sold by either our direct or local market teams.
2. 17.2K total DMS customers including core platform and non-core customers.
3. The Inclusion Report was published in April 2022 and the ESG Report was published in March 2022.

5

 6  Debt Paydown  Share Repurchase  Business Investments  Stable Capital Expenditures  Strong balance sheet  Net Operating Cash Flow  Asset dispositions  Operating Performance and  Growth  Capital Allocation Strategy  Focused on maximizing long-term shareholder value  Excess Cash Flow  Capital allocation strategy is focused on maximizing long-term shareholder value through:  Debt paydown – eliminating leverage overhang and reducing future interest costs  Business investments – prioritizing growth to reach goals of sustainable revenue and Adjusted EBITDA inflection  Share repurchases of 800,000 shares for $3.1 million at an average price of $3.83, since Q1 2022 earnings

 7  Digital Marketing Solutions

 Pillar Two: Driving Digital Marketing Solutions Growth  Gannett’s DMS platform is used by local businesses to find, convert and keep customers. It’s an all-in-one marketing platform that optimizes any marketing budget to deliver more relevant messages to local consumers with a suite of marketing automation, channel campaign management, CRM and insight tools.  Build your audience,  manage leads & customers.  – CRM  – Lead Engagement & Marketing Automation  Audience Targeting  Social Media Marketing  Event Sponsorships  Creative Services  Know  what works.  – Client Center  – Capture Code For Lead Analytics & Tag Management  Custom Tracking  Data Integrations  Build your online presence.  – Websites  – eCommerce  Landing Pages  Live Chat  Listings Management  Search Engine Optimization  – Search Engine Marketing  – Social Advertising  Display Advertising  Video Advertising (OTT/CTV)  Targeted Email Marketing  Cross Media Optimization (proprietary)  Drive awareness  & leads.  8

 9  DMS Addressable U.S. TAM $282B  Offering  Small SMB Available TAM  Premium SMB  Available TAM  Cumulative TAM  Digital Presence  $84B  $84B  $168B  Digital Media  $10B  $66B  $76B  Engagement &  Analytics  $8B  $30B  $38B  $282B growing ~9%  Source: Borrell. TAM focuses on lead generation industry verticals (e.g. home improvement, healthcare, real estate). Small SMBs are defined as businesses <10 employees.

Digital Marketing Solutions – Complementary Growth Models

Customer Segment

Current Growth Model

- **PREMIUM SMBs** – $12K-239K / year in digital marketing spend
- **MID-TO-LARGE LOCAL COMPANIES** – $240K-$1.9M / year in digital marketing spend
- **MULTI-LOCATION BUSINESSES NATIONAL OR REGIONAL** – 10+ locations $480K+ / year in digital marketing spend

New Growth Model

- **SMALL SMBs** – <12K / year in digital marketing spend (TARGET)
- **PREMIUM SMBs** – $12K-239K / year in digital marketing spend

Go To Market

Current Growth Model

Attributes

- Larger customer including multi-location
- Lower volume
- Higher CAC
- Higher ARPU
- Sales & service led
- Do-It-For-Me

Sales Rep ↔ Customer Service Rep ↔ DMS Platform

Customers

DMS Business Center

- Client Center
- Freemium / Advisor

New Growth Model

Freemium

Buy Online + Inside Sales

DIY / SaaS Offerings

Attributes

- Smaller customer
- Higher volume
- Lower CAC
- Lower ARPU
- Product / Marketing led acquisition
- Do-It-Yourself / simpler portfolio
- SaaS

Product Offerings

Current Growth Model

- Digital Presence
- Digital Media
- Engagement & Analytics

New Growth Model

- Digital Presence
- Engagement & Analytics

10

11  Gannett’s DMS business is a sophisticated, cloud-based platform of products, differentiated by our proprietary:  Patent- pending, bidding engines with goal-based, omni-channel advertising optimization  Marketing automation & management tools  Customizable reporting that can integrate with third party platforms  Simple setup that works without configuration  Gannett’s DMS Unique Difference  How are we different?  11

 12  We Believe Our DMS Business has Significant Value  Revenue growth  Customer Count Growth  Healthy cohort/unit economics  Adjusted EBITDA margin  1  2  3  4

 $2,309  $2,284  $2,447  $2,420  $2,329  Q1 21 Q2 21 Q3 21 Q4 21 Q1 22  96.4%  95.9%  94.7%  95.3% 95.3%  Q1 21 Q2 21 Q3 21 Q4 21  Q1 22  13  Revenue (M)  ARPU(3)  Customer Budget Retention(4)  Core platform revenue is defined as revenue derived from customers utilizing the Company’s proprietary digital marketing services platform that are sold by either our direct or local market teams.  Customer count is derived from the active number of clients each month averaged over the course of the quarter.  ARPU is defined as monthly revenue divided by customer count within the given period.  Customer budget retention is calculated as 1 minus the average of churned budgets in a given month divided by starting budgets in the same period, averaged across the quarter.  $93.9  $104.7  $112.7 $110.1  $107.3  Q1 21  Q1 22  13.6  Customer Count (K)(2)  15.3 15.4 15.2  15.4  Q1 21  Q1 22  Q2 21 Q3 21 Q4 21  Q1 2022 - 14% growth YOY  Q2 21 Q3 21 Q4 21  Q1 2022 - 13% growth YOY  Digital Marketing Solutions - Core Platform(1)

 9.0%  11.4%  12.9%  12.6%  10.2%  Q1 21  Q2 21  Q3 21  Q4 21  Q1 22  14  DMS Adjusted EBITDA Margins(1)  Four consecutive quarters of double-digit Adjusted EBITDA Margins  Q1 2022 – Increased 120 basis points Year-over-Year  Adjusted EBITDA Margins  1. Adjusted EBITDA margin is a non-GAAP measure. See Appendix for definition of non-GAAP measures and reconciliations.

 Appendix  15

 16  Non-GAAP Reconciliation  The Company uses non-GAAP financial performance and liquidity measures to supplement the financial information presented on a U.S. GAAP basis. These non-GAAP financial  measures, which may not be comparable to similarly titled measures reported by other companies, should not be considered in isolation from or as a substitute for the related  U.S. GAAP measures and should be read together with financial information presented on a U.S. GAAP basis.  The Company defines its non-GAAP measures as follows:  Adjusted EBITDA is a non-GAAP performance measure the Company believes offers a useful view of the overall and segment operations of our business. The Company defines Adjusted EBITDA as Net income (loss) attributable to Gannett before: (1) Income tax expense (benefit), (2) Interest expense, (3) Gains or losses on the early extinguishment of debt, (4) Non-operating pension income, (5) Loss on convertible notes derivative, (6) Depreciation and amortization, (7) Integration and reorganization costs, (8) Other operating expenses, including third-party debt expenses and acquisition costs, (9) Asset impairments, (10) Goodwill and intangible impairments, (11) Gains or losses on the sale or disposal of assets, (12) Share-based compensation, and (13) certain other non-recurring charges. The most directly comparable U.S. GAAP measure is Net income (loss) attributable to Gannett.  Adjusted EBITDA margin is a non-GAAP performance measure the Company believes offers a useful view of the overall and segment operations of our business. Adjusted  EBITDA margin is defined as Adjusted EBITDA divided by total Operating revenues.  Management’s Use of Non-GAAP Measures  Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance under U.S. GAAP and should not be considered in isolation or as an alternative to income from operations, net income (loss), margin, revenues, cash flow provided by (used for) operating activities, or any other measure of performance or liquidity derived in accordance with U.S. GAAP. We believe these non-GAAP financial measures, as we have defined them, are helpful in identifying trends in our day-to-day performance because the items excluded have little or no significance on our day-to-day operations. These measures provide an assessment of controllable expenses and afford management the ability to make decisions which are expected to facilitate meeting current financial goals as well as achieve optimal financial performance.  We use Adjusted EBITDA and Adjusted EBITDA margin as measures of our day-to-day operating performance, which is evidenced by the publishing and delivery of news and other media and excludes certain expenses that may not be indicative of our day-to-day business operating results.  Limitations of Non-GAAP Measures  Each of our non-GAAP measures have limitations as analytical tools. They should not be viewed in isolation or as a substitute for U.S. GAAP measures of earnings or cash flows. Material limitations in making the adjustments to our earnings to calculate Adjusted EBITDA and using these non-GAAP financial measures as compared to U.S. GAAP net income (loss) include: the cash portion of interest / financing expense, income tax (benefit) provision, and charges related to asset impairments, which may significantly affect our financial results.  Management believes these items are important in evaluating our performance, results of operations, and financial position. We use non-GAAP financial measures to supplement our U.S. GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.  Adjusted EBITDA and Adjusted EBITDA margin are not alternatives to net income, margin, income from operations, cash flows provided by (used for) operations or revenues as calculated and presented in accordance with U.S. GAAP. As such, they should not be considered or relied upon as substitutes or alternatives for any such U.S. GAAP financial measure. We strongly urge you to review the reconciliations of Net income (loss) attributable to Gannett to Adjusted EBITDA and Adjusted EBITDA margin along with our Consolidated financial statements included elsewhere in this report. We also strongly urge you not to rely on any single financial measure to evaluate our business. In addition, because Adjusted EBITDA and Adjusted EBITDA margin are not measures of financial performance under U.S. GAAP and are susceptible to varying calculations, the Adjusted EBITDA and Adjusted EBITDA margin measures as presented in this report may differ from and may not be comparable to similarly titled measures used by other companies.

 17  Gannett Non-GAAP Reconciliation(1)  Adjusted EBITDA and Adjusted EBITDA Margin  (in thousands)  3 months ended  March 31, 2022  Net loss attributable to Gannett  ($2,967)  Benefit for income taxes  (7,607)  Interest expense  26,006  Loss on early extinguishment of debt  2,743  Non-operating pension income  (18,213)  Depreciation and amortization  47,783  Integration and reorganization costs  11,398  Other operating expenses  1,102  Asset Impairments  854  Gain on sale or disposal of assets, net  (2,804)  Share-based compensation expense  3,393  Other items  2,483  Adjusted EBITDA (non-GAAP basis)  $64,171  Net loss attributable to Gannett margin  (0.4%)  Adjusted EBITDA margin (non-GAAP basis)  8.6%  (in thousands)  3 months ended  March 31, 2022  Net income attributable to Gannett  $5,257  Depreciation and amortization  6,458  Integration and reorganization costs  151  Loss on sale or disposal of assets, net  157  Other items  (843)  Adjusted EBITDA (non-GAAP basis)  $11,180  Net income attributable to Gannett margin  4.8%  Adjusted EBITDA margin (non-GAAP basis)  10.2%  Total Company  Digital Marketing Solutions Segment  1. Small discrepancies may exist due to rounding.